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EXHIBIT 23.1

CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

        We consent to the incorporation by reference in this Registration Statement of 3Com Corporation on Form S-8 of our report dated June 25, 2001 appearing in the Annual Report on Form 10-K of 3Com Corporation for the year ended June 1, 2001.

/s/   DELOITTE & TOUCHE LLP

San Jose, California

January 14, 2002

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CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS